                                                       1933 Act File No. 2-34038
                                                      1940 Act File No. 811-1861

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


         Pre-Effective Amendment No.                                 / /
                                       ----

         Post-Effective Amendment No.   33                           /X/
                                       ----


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


         Amendment No.   33                                          /X/
                        ----


                               SENTRY FUND, Inc.
  -----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             1800 North Point Drive, Stevens Point, Wisconsin 54481
  -----------------------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

                            Telephone (715)346-6000
  -----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                         John A. Stenger
                         Sentry Fund, Inc.
                         1800 North Point Drive
                         Stevens Point, Wisconsin 54481
  -----------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


                             COPY TO:
                             Scott A. Moehrke
                             Godfrey & Kahn
                             780 North Water Street
                             Milwaukee, WI 53202


It is proposed that this filing will become effective (check appropriate box)


               [ ]     immediately upon filing pursuant to paragraph (b)
               [X]     on March 1, 1996, pursuant to paragraph (b)
               [ ]     60 days after filing pursuant to paragraph (a)(1)
               [ ]     on (date), pursuant to paragraph (a)(1)
               [ ]     75 days after filing pursuant to paragraph (a)(2)
               [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:

               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Investment Company Act Rule 24f-2 under the Investment Company Act of 1940, the Registrant has declared that an indefinite number of shares of beneficial interest has been registered under the Securities Act of 1933. The Rule 24f-2 Notice for the year ended October 31, 1995, was filed with the Securities & Exchange Commission on or about December 28, 1995.

                    SENTRY FUND, INC. CROSS REFERENCE SHEET

REGISTRATION STATEMENT               PROSPECTUS             REGISTRATION STATEMENT                  STATEMENT OF
       Item No.                         Page                        Item No.                         ADDITIONAL
                                                                                                  INFORMATION PAGE
----------------------               ----------             ----------------------                ----------------
       PART A

1.     Cover Page                         1                 20.    Tax Status                        B-11, B-12

2.     Synopsis                           2                 21.    Underwriters                      B-9, B-10

3.     Condensed Financial                3                 22.    Calculation of                    B-11
       Information                                                 Performance Data

4.     General Description                4                 23.    Financial Statements              B-15 - B-18
       of Registrant

5.     Management of the Fund             5

6.     Capital Stock and Other
       Securities                        10

7.     Purchase of Securities
       Being Offered                    6-8

8.     Redemption or Repurchase         8-9

9.     Pending Legal Proceedings          N

                                     STATEMENT OF
                                      ADDITIONAL
       PART B                       INFORMATION PAGE
       ------                       ----------------
10.    Cover Page                       B-1

11.    Table of Contents                B-2

12.    General Information              B-3
       and History

13.    Investment Objectives            B-3, B-4, B-5

14.    Management of the                B-6, B-7
       Registrant

15.    Control Persons and Princi-      B-7
       pal Holders of Securities

16.    Investment Advisory              B-7, B-8
       and Other Services

17.    Brokerage Allocation             B-8, B-9
       and Other Practices

18.    Capital Stock and                B-12
       Other Securities

19.    Purchase, Redemption             B-10, B-11
       and Pricing of Secur-
       ities Being Offered




N signifies omitted either because answer was in the negative or item inapplicable.

                                     PART A

SENTRY FUND, INC.

1800 North Point Drive - Stevens Point, Wisconsin 54481

Telephone: (800) 533-7827

                                   Prospectus


                                 March 1, 1996


Sentry Fund, Inc. (the "Fund") is a diversified, open-end management investment company with the primary investment objective of long-term capital growth. The Fund is designed for investors who have an investment objective compatible with that of the Fund. Portfolio assets will usually be invested in selected common stocks or securities which have the principal characteristics of, or are convertible into, common stocks.

Shares of the Fund are offered to the public without a sales charge on a continuous basis through representatives of the Underwriter, Sentry Equity Services, Inc.

This Prospectus concisely sets forth information about the Fund that a prospective investor ought to know before investing. Please keep this Prospectus for future reference.


A Statement of Additional Information dated March 1, 1996, incorporated herein by reference and containing further information about the Fund, has been filed with the Securities and Exchange Commission. You can obtain a copy at no charge by calling or writing Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, WI 54481, (800) 533-7827.


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the Fund in any jurisdiction in which such may not lawfully be made.

                      ----------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load Imposed on Purchases  . . . . . . . . . . . . . .       None
     Maximum Sales Load Imposed on Reinvested Dividends   . . . . . . . .       None
     Deferred Sales Load  . . . . . . . . . . . . . . . . . . . . . . . .       None
     Redemption Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .       None
     Exchange Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .       None

ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets)

     Management Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .       .75%
     12b-1 Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       None
     Other Operating Expenses   . . . . . . . . . . . . . . . . . . . . .       .11%
                                                                                ----
     Total Fund Operating Expenses  . . . . . . . . . . . . . . . . . . .       .86%

EXAMPLE

The following example illustrates the expenses an investor would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund does not charge a redemption fee.



           1 Year            3 Years            5 Years          10 Years
           ------            -------            -------          --------
             $9                $28                $49              $108



The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example contained in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund.


The expenses reflected in the table are based upon expenses incurred during the fiscal year ended October 31, 1995. For more information concerning expenses, see "Management of the Fund."

FINANCIAL HIGHLIGHTS

The table below sets forth data for each share of capital stock outstanding throughout each of the last ten years and should be read in conjunction with the Fund's financial statements, notes thereto and independent accountants' report included in the Statement of Additional Information.




                                                Year Ended October 31
                                     --------------------------------------
                                       1995      1994      1993      1992
                                       ----      ----      ----      ----
Net Asset Value,
 Beginning of Period                 $ 15.39   $ 15.93   $ 15.17   $ 15.34
                                     -------   -------   -------   -------
Income From Investment Operations
 Net Investment Income                  0.18      0.18      0.23      0.29
 Net Realized and Unrealized Gains
  (Losses) on Investments               1.65      0.53      1.12      1.03
                                     -------   -------   -------   -------
Total from Investment Operations        1.83      0.71      1.35      1.32

Less Distributions
 Dividends From Net
  Investment Income                    (0.17)    (0.22)    (0.23)    (0.35)
 Distributions From Net
  Realized Gains                       (0.76)    (1.03)    (0.36)    (1.14)
                                     -------   -------   -------   -------
Total Distributions                    (0.93)    (1.25)    (0.59)    (1.49)

Net Asset Value, End of Period       $ 16.29   $ 15.39   $ 15.93   $ 15.17
                                     =======   =======   =======   =======
Total Return                           12.97%     4.86%     9.17%     9.09%

Ratios/Supplemental Data
Net Assets, End of Period
 (in Thousands)                      $84,374   $79,622   $76,315   $69,454
Ratio of Expenses to
 Average Net Assets                     0.86%     0.86%     0.87%     0.88%
Ratio of Net Investment Income
 to Average Net Assets                  1.17%     1.19%     1.48%     1.95%
Portfolio Turnover Rate                26.54%    16.31%    22.34%    12.58%


                                                Year Ended October 31
                                     --------------------------------------
                                       1991      1990      1989      1988
                                       ----      ----      ----      ----
Net Asset Value,
 Beginning of Period                 $ 12.04   $ 13.72   $ 11.78   $ 11.97
                                     -------   -------   -------   -------
Income From Investment Operations
 Net Investment Income                  0.36      0.36      0.37      0.22
 Net Realized and Unrealized Gains
  (Losses) on Investments               3.95     (0.92)     2.13      1.29
                                     -------   -------   -------   -------
Total from Investment Operations        4.31     (0.56)     2.50      1.51

Less Distributions
 Dividends From Net
  Investment Income                    (0.36)    (0.39)    (0.26)    (0.23)
 Distributions From Net
  Realized Gains                       (0.65)    (0.73)    (0.30)    (1.47)
                                     -------   -------   -------   -------
Total Distributions                    (1.01)    (1.12)    (0.56)    (1.70)

Net Asset Value, End of Period       $ 15.34   $ 12.04   $ 13.72   $ 11.78
                                     =======   =======   =======   =======
Total Return                           37.59%   - 4.59%    22.18%    16.09%

Ratios/Supplemental Data
Net Assets, End of Period
 (in Thousands)                      $60,931   $43,866   $46,277   $41,758
Ratio of Expenses to
 Average Net Assets                     0.84%     0.69%     0.65%     0.66%
Ratio of Net Investment Income
 to Average Net Assets                  2.56%     2.84%     2.90%     1.85%
Portfolio Turnover Rate                 2.53%    29.85%    14.56%    19.41%


                                        Year Ended
                                        October 31
                                       --------------
                                       1987      1986
                                       ----      ----
Net Asset Value,
 Beginning of Period                 $ 14.28   $ 11.83
                                     -------   -------
Income From Investment Operations
 Net Investment Income                  0.28      0.34
 Net Realized and Unrealized Gains
  (Losses) on Investments              (1.09)     3.06
                                     -------   -------
Total from Investment Operations       (0.81)     3.40

Less Distributions
 Dividends From Net
  Investment Income                    (0.29)    (0.35)
 Distributions From Net
  Realized Gains                       (1.21)    (0.60)
                                     -------   -------
Total Distributions                    (1.50)    (0.95)

Net Asset Value, End of Period       $ 11.97   $ 14.28
                                     =======   =======
Total Return                          - 6.64%    30.12%

Ratios/Supplemental Data
Net Assets, End of Period
 (in Thousands)                      $38,216   $42,764
Ratio of Expenses to
 Average Net Assets                     0.67%     0.72%
Ratio of Net Investment Income
 to Average Net Assets                  1.80%     2.55%
Portfolio Turnover Rate                35.32%    24.19%



THE FUND

Sentry Fund, Inc. (the "Fund") is a corporation organized under the laws of Maryland on May 9, 1969. It is a no-load, diversified, open-end management investment company, commonly called a "mutual fund." It combines amounts invested by its shareholders who have similar investment goals, and in turn invests those amounts by purchasing securities of companies selected by its investment adviser from a number of different industries.

THE FUND'S INVESTMENT POLICY

Investment Objectives

The primary investment objective of the Fund is to seek long-term capital growth. Income considerations are secondary to the objective of capital appreciation in the selection of portfolio investments. The Fund's investment objective may be changed by vote of the Board of Directors; however, the Fund expects that the objective would not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund intends to diversify its investments among a number of different industries rather than concentrate in a particular industry or group of industries. However, the Fund's emphasis is on a continuing, careful selection of industries and securities of companies within those industries which are thought by the Fund's investment adviser to have good potential for growth rather than upon wide diversification. Diversification does not eliminate the risks inherent in any equity investment.


The Fund invests primarily, and under normal market conditions expects to invest most of its assets, in common stocks and securities convertible into common stocks (or securities with attached rights or warrants to purchase common stock), which the Fund's investment adviser believes to offer favorable long-term growth prospects. The Fund may also, from time to time, invest in bonds or preferred stocks when the Fund's investment adviser believes it consistent with the Fund's investment objective. If the Fund's investment adviser believes that economic or market conditions warrant a defensive portfolio, the Fund may also invest all or a substantial portion of its assets in cash and bonds, preferred stocks or other fixed income obligations and short-term obligations. Fixed income securities purchased by the Fund will primarily be rated investment-grade or determined to be comparable by the Fund's investment adviser.


Restrictions

The Fund may borrow money but only from banks as a temporary measure for extraordinary or emergency purposes and then not in excess of the lesser of 5% of the current value of the Fund's total assets or 10% of the Fund's gross assets taken at cost. The Fund will not borrow to increase income (leveraging) and, therefore, will not make any subsequent investments while loans greater than 5% of the Fund's assets are outstanding.

The Fund will not invest more than 25% of the current value of its total assets in a particular industry or group of industries.

The Fund will not invest more than 5% of the current value of its total assets in the securities of any one issuer (other than United States government securities) or purchase more than 10% of the outstanding voting securities of any one class of any one issuer.

The Fund has adopted certain other investment restrictions which are presented in the Statement of Additional Information and which together with the investment restrictions outlined above cannot be changed without approval by the holders of a majority of its outstanding voting shares.

The Fund has also adopted the following restriction which may be changed by the Board of Directors of the Fund. The Fund will not invest in securities which are not readily saleable by the Fund, including securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at time of purchase) would be invested in such securities.

The Fund permits investment in securities issued by broker-dealers that execute the Fund's portfolio brokerage transactions. The Fund will not invest more than 5% of the value of its total assets in the securities of any one such issuer nor will the Fund own more than 5% of a class of such an issuer's equity securities nor more than 10% of the outstanding principal amount of such issuer's debt securities.

Risk


The Fund's investments are subject to market fluctuations and risks inherent in all securities, and there can be no assurance that the Fund's investment objective will be realized. The Fund may invest from time to time in small companies or companies with little operating experience, and these investments may be subject to greater-than-average risks. For more information, please see the Statement of Additional Information.


MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Directors in accordance with the laws of the state of Maryland. Sentry Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, manages and directs, subject to the review of the Fund's Board of Directors, the investment and reinvestment of the Fund's assets including determining an investment program for the Fund and placing orders for the purchase and sale of securities for the Fund's portfolio. The Adviser is located at 1800 North Point Drive, Stevens Point, Wisconsin, and is a wholly-owned subsidiary of Sentry Insurance a Mutual Company ("Sentry Insurance"). The Adviser, which has been in the business of rendering investment advice for over 21 years, also provides investment management services to Sentry Insurance and other affiliated companies.

Keith E. Ringberg, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio and has been employed by the Adviser for the past 20 years. Mr. Ringberg has managed the Fund's portfolio for the past 12 years.

During the fiscal year ended October 31, 1995, the Fund's expenses were .86% of the Fund's average net assets. If the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 1 1/2% of the first $30,000,000 and 1% of the balance of the average net daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

The fee paid by the Fund to the Adviser was .75% of the Fund's average net assets.

THE FUND'S UNDERWRITER AND TRANSFER AGENT

Sentry Equity Services, Inc. (the "Underwriter"), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of Sentry Insurance, acts as underwriter for the Fund pursuant to an Underwriter Agreement (the "Agreement"). The Underwriter is a member of the National Association of Securities Dealers, Inc., is registered with the Securities and Exchange Commission as a broker-dealer and is licensed as a broker-dealer by various state authorities.

The Agreement provides that the Underwriter is to use its best efforts to offer to the public on a continuous basis shares of the Fund through its sales agents. Most sales agents also serve as insurance representatives of the Sentry Insurance companies. Sales representatives receive a commission from the Underwriter of 1% on all sales of Fund shares.

Sentry Equity Services, Inc. also serves the Fund under a separate Agency Agreement as Transfer Agent, Dividend Disbursing Agent and Plan Agent, which includes the maintenance of shareholder records. For these services, Sentry Equity Services, Inc. is paid an annual fee per account of $8.50.


NET ASSET VALUE

Shares of the Fund are sold at the net asset value per share next determined after receipt of the order by Sentry Fund, Inc. in Stevens Point, Wisconsin. However, orders received by dealers or other financial services firms prior to the close of trading on the New York Stock Exchange and received by the Fund prior to the close of its business day will be confirmed at a price based on the net asset value effective as of the close of the Exchange on that day.

The net asset value per share is computed as of the close of trading (generally, 4:00 p.m. eastern time) on the New York Stock Exchange each day on which the Exchange is open for trading or on any other day on which there is a sufficient degree of trading in the underlying assets of the Fund such that the Fund's net asset value may be materially affected. The net asset value of the Fund's shares is determined by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding. Securities for which market quotations are not readily available, and other assets of the Fund, are valued at fair value as determined in good faith by the Fund's Board of Directors. Portfolio securities which are traded or listed on a national securities exchange are valued at the last sales price thereof at the time of computation or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices at the time of computation, or in the case of National Market Issues, the last sales price.

HOW TO PURCHASE SHARES

An investor may purchase shares of the Fund through any Sentry Equity Services, Inc. representative, affiliated dealer or directly from the Underwriter's office at 1800 North Point Drive, Stevens Point, Wisconsin. The Fund has the right to reject any application for Fund shares.

THE MINIMUM INITIAL INVESTMENT IS $500 ($200 IF THE PLANNED AUTOMATIC INVESTMENT DRAFT PLAN OR PAYROLL DEDUCTION PLAN IS SELECTED) AND SHOULD ACCOMPANY THE APPLICATION. SUBSEQUENT INVESTMENTS MAY BE MADE AT ANY TIME AND MUST BE AT LEAST $50 ("Open Purchase Plan"). However, if shares are purchased as part of a Periodic Purchase Plan and a regular schedule of payments totaling at least $240 per year is adopted, the minimum for subsequent purchases is $20. See the Application in the center of this Prospectus.


Orders for less than $1,000 worth of shares and orders for a fixed dollar amount of shares must be accompanied by payment. If full payment does not accompany any other order, such payment must be received by the Underwriter within seven days following acceptance of the order by the Fund.

Orders which would result in the purchaser owning beneficially or of record more than 4.9% of the Fund's shares will not be accepted unless the purchaser enters into an agreement with the Fund designed to take into account the interests of all shareholders. The Fund will redeem shares held in excess of 4.9% of the outstanding shares of the Fund of shareholders, other than corporate affiliates of Sentry Insurance who do not enter into such agreements.

THE FUND WILL NOT ISSUE STOCK CERTIFICATES UNLESS REQUESTED TO DO SO. The Fund will maintain a shareholder account for each shareholder which will record holdings of Fund shares to three decimal places. Certificates representing full shares are available without cost upon written request to the Fund.

All distributions of investment income or net realized capital gains will be paid in shares of the Fund which are added to each shareholder account at the net asset value. See "Distributions to Shareholders and Taxation." However, participants in the Open Purchase Plan may elect on their Application or by subsequent written notice to the Fund to receive in cash either all of their distributions or only those distributions representing investment income.

A written confirmation will be mailed to each shareholder by the Fund each time a transaction occurs which changes the number of shares owned. The confirmation will give details of the transaction and state the number of shares owned before and after such transaction. The charges for establishing and maintaining shareholder accounts are paid by the Fund.

SPECIAL SERVICES FOR SHAREHOLDERS


The Fund offers the following privileges and services to shareholders. Additional information about such services is available by contacting Sentry Equity Services, Inc. at (800) 533-7827. These services are subject to termination or modification by the Fund.


Participation in any of the Fund's investment programs is entirely voluntary and may be discontinued or converted to another plan by the shareholder at any time without penalty.

Payroll Deduction

Employer-sponsored Payroll Deduction Plans are designed for investors who wish to make purchases of Fund shares at regular intervals. One may enroll under this plan by making an initial purchase of $200 or more and completing the Fund Application.

For payments made under an employer-sponsored payroll deduction plan, the minimum purchase is $10 per pay period. Purchases are entirely voluntary.

Planned Automatic Investment Draft Plan

Planned Automatic Investment Draft ("PAID") Plan is offered by Sentry Equity Services, Inc. to facilitate the purchase of Fund shares at regular intervals. Based on a shareholder's authorization, a draft is drawn by Sentry Equity Services, Inc. on the shareholder's bank account each month and Fund shares are purchased automatically. This assures that the purchase schedule selected by the shareholder is maintained. There is no extra charge for this service. Contact the Fund's Underwriter for a PAID Plan Application.

Simultaneous Purchases of Life Insurance and Fund Shares and Single-Check
Payment

Sentry Life Insurance Company and Sentry Life Insurance Company of New York ("Sentry Life") have entered into an arrangement with the Underwriter under which a person who purchases Fund shares and who simultaneously makes an application to purchase a life insurance policy issued by Sentry Life can arrange for the payment for Fund shares in conjunction with life insurance.

The purchaser may elect to make stated monthly, quarterly, semi-annual or annual payments by single checks or money orders made payable to "Sentry Insurance." This single payment will be divided between life insurance premiums and Fund share purchases (the single-check privilege is not available in New York state). Minimum payments of $30 or more will be divided as directed, provided that at least $20 of each payment will be applied to purchase Fund shares. Regardless of the period or frequency of payment, at least $240 annually must be invested in Fund shares.

If Sentry Life does not issue an insurance policy pursuant to the application, the shareholder will have the option of continuing periodic purchases of Fund shares according to the selected purchase schedule or of redeeming the initial purchase of Fund shares at the net asset value next determined after receipt of the redemption request at the Fund's Stevens Point office.

Systematic Withdrawal Plan


The owner of $5,000 or more of the Fund's shares (which may not be in certificate form) may provide for the payment from the owner's account of any requested dollar amount ($50 minimum) to the owner or the owner's designated payee quarterly. Monthly payments can be made only for those accounts of $10,000 or more. Ordinarily, sufficient shares will be redeemed from the shareholder's account for the designated payment on the 20th day of the month. The check will be mailed to the owner or the owner's designee within three business days thereafter.


To establish a Systematic Withdrawal Plan, complete the appropriate section of the Application.

Retirement Plans

The Fund accepts Individual Retirement Accounts (IRA's) as investors. Earnings accumulate on a tax-deferred basis on annual IRA contributions equal to the lesser of 100% of compensation received during the year or $2,000 ($2,250 in the case of a spousal IRA). The $2,000 deductible contribution limit is available only to (1) taxpayers who are not active participants in certain qualified retirement plans and (2) taxpayers who are active participants in certain qualified plans but have adjusted gross income below a specified level. Generally, a taxpayer is deemed an active participant in a qualified retirement plan if, for any part of the plan's taxable year that ends in the taxpayer's taxable year, such taxpayer or taxpayer's spouse is an active participant in a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a simplified employee pension plan or a governmental plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code). A married taxpayer filing a joint return who is an active participant in a qualified retirement plan may make a deductible IRA contribution of up to $2,000 ($2,250 in the case of a spousal IRA) if the adjusted gross income on the taxpayer's return is $40,000 or less. Between $40,000 and $50,000, the IRA deduction is phased out. For single taxpayers who are active participants in a qualified retirement plan, the $2,000 deductible IRA contribution is phased out between $25,000 and $35,000 of adjusted gross income. For married taxpayers filing separate returns, the deductible contribution limit generally is phased out between $0 and $10,000 of adjusted gross income.

There are substantial penalties for withdrawals from an IRA account before age 59 1/2. An investor considering an IRA should consult his or her tax adviser with respect to applicable plan requirements, contribution limitations and tax aspects pertaining to him or her.

HOW SHARES MAY BE REDEEMED

The Fund will redeem its shares at the net asset value per share, subject to any applicable income tax withholding requirements, next determined after receipt at the Fund's office in Stevens Point, Wisconsin, of a properly executed redemption request. The redemption price of shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption. If shares are not represented by stock certificates, a redemption request form available through the Underwriter, or a letter, may be used for the request. IF SHARES ARE REPRESENTED BY STOCK CERTIFICATES, THE FORM ON THE BACK OF EACH CERTIFICATE MUST BE USED.

Each redemption request and stock certificate must be signed exactly as the account is registered. If the redemption request is from a qualified plan, proper withholding and request for redemption forms must be completed. If the account is owned jointly, both owners must sign. EACH SIGNATURE MUST BE GUARANTEED BY A REGISTERED REPRESENTATIVE OF SENTRY EQUITY SERVICES, INC., A COMMERCIAL BANK, TRUST COMPANY,

MEMBER OF A STOCK EXCHANGE, SAVINGS AND LOAN ASSOCIATION OR SAVINGS BANK OR OTHER ELIGIBLE FINANCIAL INSTITUTION. The guarantee may be waived by the Fund's transfer agent on redemptions of $5,000 or less.

Under certain circumstances (such as corporate or fiduciary registrations) the Fund's transfer agent may require additional documents (such as inheritance tax waivers, death certificates or corporate resolutions, etc.) before the proceeds of a redemption can be paid.


Payment for shares redeemed and a confirmation will be mailed promptly, but not later than three business days, after the above requirements have been met, except that the Fund may suspend the right of redemption and the determination of net asset value of its shares under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends or holidays) or trading is restricted; when an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders. In such event, redemption shall be effected at the net asset value next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request. In addition, if the aggregate value of shares of a shareholder who has been a shareholder for at least five years does not exceed $200, the Fund reserves the right to close the account. Before taking such action, the Fund will provide at least six months' written notice. For more information, please consult the Statement of Additional Information.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

It is the policy of the Fund to distribute substantially all of its net investment income, if any, and all of its net realized capital gains, if any, at least annually. Income may be minimal because of the Fund's primary investment objective of long-term capital growth.

All such dividends or distributions will be reinvested in shares of the Fund on the payable date at net asset value or, at the written request of a shareholder participating in the Open Purchase Plan, will be paid to the shareholder in cash. The Fund intends to declare dividends from net investment income payable in June and December and to distribute annually any net realized capital gains with the December dividend.

Any dividends that are declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are "deemed" to have been received on December 31 of the calendar year declared.

The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to shareholders.

Distributions from the Fund representing net investment income or net short-term capital gains of the Fund, whether received in shares or cash, will be taxable to shareholders as ordinary income. Distributions from the Fund representing net long-term capital gains of the Fund will be taxable to shareholders as a long-term capital gain whether received in shares or cash and regardless of the period the shareholder has held the shares. The maximum federal tax rate on long-term capital gains dividends received by individual shareholders is 28%. Long-term capital gain dividends received by corporate shareholders are taxed at the same rate as ordinary income. A portion of the ordinary income dividends received by corporate shareholders may be eligible for the dividends received deduction.


A distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder.

The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

The source and federal income tax status of all distributions will be reported to shareholders annually. See the Statement of Additional Information.

CAPITALIZATION OF THE FUND AND VOTING RIGHTS

Sentry Fund, Inc. has authorized capital of 10,000,000 shares of capital stock, par value of $1 each. Each share is of the same class and has equal, non-cumulative rights as to voting (with each full share entitled to one vote), redemption, dividends and liquidation. Fund shares are fully-paid and nonassessable upon their issuance and have no preemptive, conversion or exchange rights, nor is there any liability of shareholders to further calls or assessment.


Shareholder inquiries should be directed to the Fund at the telephone number or address shown on page 1 of this Prospectus.

SENTRY INSURANCE


Sentry Insurance a Mutual Company ("Sentry Insurance") is a mutual insurance company incorporated under the laws of Wisconsin with headquarters at 1800 North Point Drive, Stevens Point, Wisconsin. It owns a group of insurance and related companies collectively known as the Sentry Group. These companies include Sentry Life Insurance Company and Sentry Life Insurance Company of New York; Sentry Insurance also owns Sentry Investment Management, Inc., the Fund's investment adviser, and Sentry Equity Services, Inc., the Fund's underwriter and transfer agent.



As of February 1, 1996, Sentry Insurance and its subsidiary, Sentry Life Insurance Company, together owned approximately 26% of the Fund's outstanding shares. Additionally, as of the same date, Bank One Wisconsin Trust
Company, N.A., as trustee of the Sentry 401(k) Plan, held approximately 36% of the Fund's outstanding shares on behalf of those employees in the Sentry Group who are participants in such plan.


PERFORMANCE INFORMATION


From time to time, the Fund may quote average annual total return and total return figures for the Fund's performance in advertisements and other materials furnished to present and prospective shareholders. Each of these figures is based on historical results and is not necessarily representative of the future performance of the Fund. Average annual total return and total return figures measure both the net income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund for the period in question, assuming the reinvestment of all dividends during the period. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least one, five, and ten-year periods ending on a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change in the value of a dollar amount invested in the Fund's shares over the period in question. THE AVERAGE ANNUAL TOTAL RETURN FIGURES FOR THE FUND FOR THE ONE, FIVE, AND TEN-YEAR PERIODS ENDED OCTOBER 31, 1995, ARE 12.97%, 14.18% AND 12.31%, RESPECTIVELY. These figures, based upon a $1,000 investment, do not reflect the 8% sales load which was imposed prior to March 1, 1991. Additional information concerning performance results of the Fund is contained in the Annual Report and the Statement of Additional Information which are available from the Fund upon request at no cost.

[LINE GRAPH]

SENTRY FUND, INC. RESULTS OF AN ASSUMED INVESTMENT OF $10,000
MAY 22, 1970 - OCTOBER 31, 1995

The accompanying chart shows the growth in value of an investment in Sentry Fund. If you had invested $10,000 in Sentry Fund on May 22, 1970, when the Fund was first publicly offered, and had reinvested all your income dividends and capital gains distributions, the value of your investment as of October 31, 1995, would have been $160,385. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gains distributions.

When first organized in 1970, the Fund applied a sales charge. The Fund's sales charge was eliminated effective March 1, 1991. These performance results represent past performance of the Fund but do not reflect sales charges previously imposed. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



FISCAL PERIOD                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
   ENDED:                                      1970            1975            1980            1985            1990           1995
--------------                           ----------      ----------      ----------      ----------      ----------    -----------
Value of Shares Initially Acquired          $11,677         $11,463         $23,037         $24,192         $24,622        $33,313
Value of Reinvested Capital Gains
  Dividend                                        0           1,121           3,272          14,407          38,074         88,051
Value of Reinvested Income Dividends              0           1,045           5,677          11,654          19,925         39,021
                                            -------         -------        --------         -------         -------        -------
TOTAL VALUE                                  11,677          13,629          31,986          50,253          82,621        160,385

TOTAL Cash Div. Reinv. for the period           n/a           1,078           2,284           5,196           8,277         10,583

TOTAL Cash C.G. Reinv. for the period           n/a           1,487             716           9,890          21,999         31,679

                                                                                                  TOTAL INCOME DIVIDENDS   $27,418

                                                                                           TOTAL CAPITAL GAINS DIVIDENDS   $65,771



                     (This page left blank intentionally)

INSTITUTIONAL ACCOUNTS ONLY

Please execute the applicable section below (all blanks should be completed with the requested information and inappropriate alternatives should be deleted or marked out).

Corporation/Association

I, _____________________________ Secretary of ________________________, a
(corporation) (unincorporated association) organized under the laws of _________________________________ (the "Organization"), certify that the following resolutions have been adopted by the (board of directors) (trustees) (managing body) of said Organization and are now in full force and effect:

"RESOLVED, that the Organization establish an account in Sentry Fund, Inc. (the "Fund") and purchase shares in the Fund from time to time and the authorized signers of this Organization may execute the Application for such account and select the redemption privileges related to such account in accordance with the Fund's prospectus, as amended from time to time;

RESOLVED, that any of the authorized signers, as indicated on the Application, may act for the Organization in connection with the account and the Fund, Sentry Equity Services, Inc., and their representatives are authorized to honor as genuine and authorized all redemptions signed by said signers as certified to the Fund by the Secretary of this Organization without inquiry; and

FURTHER RESOLVED, that these appointments and authorizations shall remain in effect, and the Fund, Sentry Equity Services, Inc. and their representatives may act thereon, until a written revocation or modification certified by the Secretary of this Organization shall be delivered to Sentry Equity Services, Inc."

I further certify that the signers listed on the form are authorized to sign redemptions and are now acting in the capacity listed and that the signatures of said persons are genuine and authorized.

IN WITNESS WHEREOF, I have set my hand and the seal of this Organization this _____ day of _____, 19 ___.

(SEAL)
                                                     ________________________
                                                                    Secretary

Partnership/Trust/Fiduciary/Non-Profit Organization

In connection with the establishment of an account in Sentry Fund, Inc. (the "Fund") under the name______________________________________________, the undersigned certify that they are all of the (partners)(trustees)(fiduciaries) (representatives) under the (partnership agreement)(trust)(will)(court order) (instrument) described as follows _________
________________________________________________________________________________
[give detailed description and dates] and certify that they have full power and authority to establish an account with the Fund, to purchase shares and to select the expedited redemption privileges in accordance with the Application. The undersigned agree to be bound by the terms and conditions contained on the Application and the Fund's prospectus, as amended from time to time. The undersigned agree that any of the aforesaid persons are authorized to act for the owner of the account. This certification shall remain in effect, and the Fund, Sentry Equity Services, Inc. and their representatives may act in reliance thereon until a revocation or modification thereof certified by the undersigned or their successors is delivered to Sentry Equity Services, Inc.
All certifications and agreements herein are made jointly and severally.


Dated:___________________________________    By ________________________________


By ______________________________________    By ________________________________

INVESTMENT ADVISER

        Sentry Investment Management, Inc.
        1800 North Point Drive
        Stevens Point, Wisconsin 54481

UNDERWRITER

        Sentry Equity Services, Inc.
        1800 North Point Drive
        Stevens Point, Wisconsin 54481

CUSTODIAN

        Citibank, N.A.
        399 Park Avenue
        New York, New York 10022

LEGAL COUNSEL

        Godfrey & Kahn, S.C.
        780 North Water Street
        Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P.
        203 North LaSalle Street
        Chicago, Illinois 60601
   30-43                          1-96

                           [SENTRY FUND, INC. LOGO]



                              SENTRY FUND, INC.



                                PROSPECTUS AND
                                     APPLICATION




                                MARCH 1, 1996

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION



                               SENTRY FUND, INC.
                             1800 North Point Drive
                            Stevens Point, WI 54481





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE FUND'S PROSPECTUS BUT PROVIDES ADDITIONAL INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE FUND DATED MARCH 1, 1996, WHICH IS INCORPORATED HEREIN BY REFERENCE.



THE PROSPECTUS SETS FORTH CONCISELY INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE SENTRY EQUITY SERVICES, INC., 1800 NORTH POINT DRIVE, STEVENS POINT, WI 54481,
(800) 533-7827.


                                                        Date: March 1, 1996

                               TABLE OF CONTENTS






                                                       Page    Page in
                                                      Herein  Prospectus
                                                      ------  -----------
        General Information and History ............   B-3        4
        Investment Objectives and Policies .........   B-3        4
        Directors and Executive Officers ...........   B-6        --
        Investment Adviser and Other Services ......   B-7        5
        Brokerage Practices ........................   B-8        --
        The Fund's Underwriter and Transfer Agent ..   B-9        5
        Computation of Net Asset Value .............   B-10       6
        Share Redemption ...........................   B-10       8
        Performance Information ....................   B-11       10
        Tax Status and Taxation ....................   B-11       9
        Capitalization of the Fund .................   B-12       10
        Custodian ..................................   B-12       --
        Independent Accountants ....................   B-12       --
        Portfolio of Investment Securities .........   B-14       --
        Financial Statements .......................   B-15       --
        Independent Accountants' Report ............   B-19       --

                        GENERAL INFORMATION AND HISTORY

Sentry Fund, Inc. is a no-load, diversified, open-end, management investment company, organized under the laws of Maryland on May 9, 1969.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies found in the Prospectus.



Investment Restrictions
It is the Fund's policy not to:

-- Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not in excess of the lesser of 5% of the current value of the Fund's total assets or 10% of the Fund's gross assets taken at cost;

-- Pledge or mortgage assets of the Fund with a current value in excess of 15% of the value of the Fund's net assets taken at cost;

-- Invest more than 25% of the current value of its total assets in a particular industry or group of industries;

--   Underwrite securities of other issuers;

--   Buy and sell commodities or commodity contracts;

--   Buy and sell puts, calls, straddles, spreads or options;

-- Buy and sell real estate or other interests in real estate which are not readily convertible into cash;

-- Make loans to other persons except through the purchase of a portion of a publicly distributed issue of bonds or other marketable obligations;

-- Invest more than 5% of the current value of its total assets in the securities of any one issuer (other than United States government securities) or purchase more than 10% of the outstanding voting securities of any one class of any one issuer;

-- Invest in companies for the purpose of exercising control or influencing management;

-- Buy securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the current value of the Fund's investments in all such companies to exceed 5% of the current value of the Fund's total assets;

-- Buy or retain securities issued by any other investment company, except that securities of closed-end investment companies may be purchased as part of a plan of merger or through a broker who is paid no more than the usual or customary brokerage commissions;

-- Buy or retain securities of any issuer if those officers and directors of the Fund or its investment adviser, who own individually more than 1/2% of the securities of such issuer, together own beneficially more than 5% of such securities;

--   Buy securities on margin or sell securities short;

-- Participate on a joint or a joint and several basis in any trading account in securities;

-- Buy securities if a registration statement would have to be filed under the Securities Act of 1933 in order to sell the securities to the public at the time of purchase (such securities are frequently called "letter" or "restricted" stock); and

-- Invest more than 10% of the value of the Fund's total assets in securities of foreign issuers.

Changes in any of the above restrictions require the approval of the holders of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

In addition, the securities commissioners of certain states have adopted the following investment restrictions for investment companies which are applicable to the Fund:


-- No investment company shall invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable.
-- No investment company shall invest any part of its total assets in oil, gas or other mineral exploration, development or lease programs.
-- No investment company shall pledge, mortgage or hypothecate its assets in excess of 2% of its net assets taken at market value at the time of any sale of its shares.
-- No investment company shall invest in warrants exceeding 5% of the value of its net assets, no more than 2% of which may be warrants not listed on the New York or American Stock Exchange.





Investment Policies and Techniques



The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus under the caption "The Fund's Investment Policy."




Short-Term Obligations



In times when Sentry Investment Management, Inc. (the "Adviser") believes that adverse economic or market conditions justify such action, the Fund may invest all or a substantial portion of its assets temporarily in short-term fixed-income securities, including without limitation: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities; or commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated investment grade or better.




Fixed Income Obligations



Fixed income obligations in which the Fund may invest for temporary, defensive purposes will be primarily investment-grade debt obligations or determined to be comparable by the Adviser. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.




Convertible Securities



The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.



The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuers and other factors also may have an effect of the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will by increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.



A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.




Warrants



The Fund may invest in warrants if after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.




Small Companies

The Fund may, from time to time, invest a portion of its assets in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that limits its investments to larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.


Portfolio Turnover

Portfolio turnover rate is a measure of the purchase and sales activity of the securities in the Fund's portfolio during a one-year period. Since the Fund's primary objective is to purchase securities for long-term appreciation, securities are not purchased with a view to rapid turnover. Therefore, the Fund does not intend to engage in short-term trading, although purchases and sales of securities are made whenever the Adviser considers it advisable to do so, regardless of the period held, if the Adviser believes the possibilities for long-term appreciation of a security have diminished significantly or the risk of decline in the market price is too great. For the fiscal years ended October 31, 1995 and 1994, the Fund's portfolio turnover rates were approximately 26.5% and 16%, respectively.



                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Fund and their principal occupations for at least the last five years are listed below. The address of each director and executive officer is Sentry Insurance a Mutual Company ("Sentry Insurance") 1800 North Point Drive, Stevens Point, Wisconsin, except as noted below.

*WAYNE R. ASHENBERG,  Director

Senior Vice President, Chief Financial Officer and Treasurer of Sentry Insurance since January 1994. Mr. Ashenberg served as Senior Vice President and Actuary of Sentry Insurance from November 1991 to December 1993 and as Vice President of Sentry Insurance from November 1984 to October 1991.


*STEVEN R. BOEHLKE,  President



Vice President - Investments of Sentry Insurance since November 1991. Mr. Boehlke also serves as President and Chairman of the Board of Sentry Investment Management, Inc.


THOMAS R. COPPS,  Director
2828 WAYNE STREET
STEVENS POINT, WI 54481


Vice President, Public Affairs, of the Copps Corporation, a retail and wholesale distributor of food products, since May 1979.


DAVID W. GRAEBEL,  Director
401 SOUTH BUCKLEY ROAD
AURORA, CO 80017-2199



Chairman of the Board of Graebel Companies, Inc., moving and storage company, and its subsidiaries since 1950.


*WILLIAM M. O'REILLY,  Secretary

Vice President, General Counsel and Corporate Secretary of Sentry Insurance since January 1994. Mr. O'Reilly served as Corporate Secretary and Associate General Counsel from November 1992 to December 1993 and as Associate Counsel from January 1986 to October 1992 of Sentry Insurance.

*DALE R. SCHUH,  Chairman of the Board


Executive Vice President and Chief Operating Officer of Sentry Insurance since November 1995. Mr. Schuh served as Vice President and Actuary of Sentry Insurance from August 1988 to February 1992, and as Sr. Vice President from 1992 to 1995.


*JOHN A. STENGER,  Vice President


President of Sentry Equity Services, Inc. since August 1994. Mr. Stenger served as Vice President of Sentry Equity Services, Inc. from May 1982 to July 1994.


STEVEN J. UMLAND,  Director
11925 WEST LAKE PARK DRIVE
MILWAUKEE, WI 53224


Vice President - Finance of SSM Ministry Corporation, a hospital management service corporation, since 1991. Mr. Umland served in various management positions with Deloitte & Touche, a public accounting firm, from 1978 to 1991.

*THOMAS H. WEINGARTEN, TREASURER


Director of Insurance Reporting and Analysis of Sentry Insurance since 1988. Mr. Weingarten also serves as Treasurer of Sentry Equity Services, Inc. and Sentry Life Insurance Company of New York; and as Assistant Treasurer of Sentry Life Insurance Company.


*"Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

The Board's Executive Committee may perform most of the functions of the Fund's Board of Directors in the intervals between meetings of directors. It is contemplated that the Committee will exercise its powers only in instances where it might be impractical to call a meeting of the entire Board. Messrs. Schuh and Ashenberg are the members of the Executive Committee.

As of February 1, 1996, the directors and officers as a group owned less than 1% of the outstanding shares of the Fund.


The Fund pays each director who is not an "interested person" of the Fund
$250 quarterly as a retainer fee for his services as a director. These directors received an aggregate of $3,000 in fees and expenses during the fiscal year ended October 31, 1995. Officers and directors who are "interested persons" of the Fund receive no compensation from the Fund for their services as such.

The Bylaws of the Fund provide for the classification of directors into three categories, one class to be elected each year, each class consisting of approximately one-third of the total number of directors, the members of each class to hold office for a term of three years.



                             PRINCIPAL SHAREHOLDERS



As of February 1, 1996, the following persons owned of record or are known by the Fund to own of record or beneficially more than 5% of the Fund's outstanding shares:




NAME AND ADDRESS                       NUMBER OF SHARES        PERCENTAGE
----------------                       ----------------        ----------
Sentry Insurance a Mutual Company           976,330.892            18%
1800 North Point Drive
Stevens Point, WI  54481

Sentry Life Insurance Company               432,711.222            08%
1800 North Point Drive
Stevens Point, WI  54481

Bank One Wisconsin Trust Company, N.A.    1,953,862.878            36%
as Trustee of Sentry 401(k) Plan
601 Main Street
Stevens Point, WI  54481


                               INVESTMENT ADVISER
                               AND OTHER SERVICES

Sentry Investment Management, Inc. (the "Adviser") is the Fund's investment adviser pursuant to an Investment Advisory Agreement (the "Agreement"). The Adviser is a wholly-owned subsidiary of Sentry Insurance (see "Sentry Insurance" in the Prospectus).


The directors of the Adviser are Larry C. Ballard, Steven R. Boehlke and William M. O'Reilly. Mr. Ballard is also Chairman of the Board, President and Chief Executive Officer of Sentry Insurance and serves as an officer or a director of many of its subsidiaries. Mr. Boehlke is also Chairman and President of the Adviser and Vice President of Sentry Insurance. Mr. O'Reilly is also Secretary of the Adviser; Vice President, General Counsel and Corporate Secretary of Sentry Insurance, and serves as an officer or a director of many of its subsidiaries.


The Agreement provides that the Adviser shall furnish the Fund with office space, facilities and services; manage the Fund's investments; provide bookkeeping services and permit any of the Adviser's officers and employees to serve without compensation by the Fund as officers and directors of the Fund if elected to such positions. The Fund has agreed to pay the Adviser a fee for its services at the following rates:

                          Net Asset Value               Annual Rate
                          ---------------               -----------
               First                  $150,000,000         0.75%
               Next                   $150,000,000         0.60%
               Next                   $200,000,000         0.525%
               Amount over            $500,000,000         0.45%


The fee is computed and paid quarterly. During the fiscal years ended October 31, 1995, 1994 and 1993, the Adviser's fees for services to the Fund were $609,977, $577,068 and $553,499, respectively.


If the costs of the underwriter, Sentry Equity Services, Inc., in fulfilling its obligations to the Fund under the Underwriter Agreement exceed its ability to operate profitably, the Adviser may reimburse the Underwriter for a portion of its expenses. See "The Fund's Underwriter and Transfer Agent."

Certain expenses of the Fund, such as taxes, portfolio brokerage commissions, the cost of state and federal securities registrations, printing stock certificates and checks, preparation of and postage for shareholders' reports, costs of preparing and typesetting prospectuses, fees for maintaining shareholders' records, custodial fees, transfer agent fees, auditors' fees, general legal fees and unaffiliated directors' fees are paid by the Fund.

If the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 1 1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

The Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon at least 60 days' written notice to the Adviser. The Adviser may terminate the Agreement by giving at least 60 days' written notice to the Fund. The Agreement may be amended only with the approval of a majority of the outstanding voting securities of the Fund.

The Agreement provides that the Adviser shall not be liable to the Fund or its shareholders or any other person for any error of judgment or for any loss arising out of any investment or for any other act or omission in the performance by the Adviser of its duties under the Agreement except for a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duty or reckless disregard of its obligations and duties under the Agreement.

The name "Sentry" and the minuteman service mark have been adopted with the permission of Sentry Insurance which has registered these service marks. Their use is subject to the right of Sentry Insurance to withdraw this permission at any time. If the investment adviser for the Fund shall cease to be Sentry Investment Management, Inc. or a corporation controlled by or under common control with Sentry Insurance, the Fund has agreed to stop using the name "Sentry" and the minuteman design.


                              BROKERAGE PRACTICES

In placing purchase and sale orders of portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price taking into account research services which in effect are provided with brokerage commissions, as described in this and the following paragraph. The determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the broker's financial strength and stability, and the Adviser's previous experience in dealing with the broker. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Primary market makers are used for transactions in the over-the-counter market except in those instances where the Adviser believes better execution or a more favorable price is obtainable elsewhere. The Adviser may also purchase securities listed on stock exchanges from non-exchange members in transactions off the exchange.

In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, during the past fiscal year, the Adviser did maintain internal procedures to identify those brokers or dealers who had provided it with research services, and did endeavor to direct sufficient commissions generated by its advisory accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research services the Adviser feels are useful. Even though the Adviser negotiates commissions, the Fund may absorb higher brokerage commissions than might be available from other brokers if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other advisory clients may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.


During the fiscal years ended October 31, 1993 and 1994, the Fund paid brokerage commissions totaling $36,892 and $59,861, respectively, in connection with portfolio transactions. During the fiscal year ended October 31, 1995, the Fund paid brokerage commissions of $73,559 on transactions of $50,072,410. All of these commissions were paid to brokers providing research services. Neither the Adviser nor any company affiliated with it receives any brokerage commissions from the Fund.


At times the Adviser may consider purchases or sales of the same securities for the Fund and for one or more of the other companies advised by it. In such cases, it will be the practice of the Adviser to allocate purchase and sale transactions among its clients in such manner as it deems equitable.


                             THE FUND'S UNDERWRITER
                               AND TRANSFER AGENT

Sentry Equity Services, Inc. (the "Underwriter"), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of Sentry Insurance, acts as underwriter for the Fund pursuant to an Underwriter Agreement (the "Agreement"). The Underwriter is a member of the National Association of Securities Dealers, Inc., is registered with the Securities and Exchange Commission as a broker-dealer in securities and is licensed as a securities broker-dealer by various state authorities.


The Agreement provides that the Underwriter will use its best efforts to offer to the public on a continuous basis shares of the Fund through its sales agents. Most sales agents also serve as insurance representatives of the Sentry Insurance companies. Sales representatives receive a commission from the Underwriter of 1% on all sales of Fund shares. However, since the Fund is a "no load" fund, no sales commissions are charged on the purchase of Fund shares and, therefore, the Underwriter receives no commission from the Fund for its services as an Underwriter.


Under the Agreement, the Underwriter has agreed to furnish clerical and administrative personnel and services to the Fund, and provide office space, facilities and equipment required by such personnel other than such services as may be furnished by the Adviser.


The Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or the Underwriter, cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon at least 60 days' written notice to the Underwriter. The Underwriter may terminate the Agreement by giving at least 60 days' written notice to the Fund.


Sentry Equity Services, Inc. also services the Fund under a separate Agency Agreement as Transfer Agent, Dividend Disbursing Agent and Plan Agent (including the maintenance of shareholder records). For these services, Sentry Equity Services, Inc., is paid an annual fee of $8.50 per account. During the fiscal year ended October 31, 1995, $24,781 was paid pursuant to this Agreement. To handle these functions, Sentry Equity Services, Inc. has contracted with Sentry Insurance for the use of its extensive data processing staff and equipment. The Fund believes the payments by the Fund to Sentry Equity Services, Inc. for the services described in this paragraph are comparable to the charges of other companies performing similar services.


                         COMPUTATION OF NET ASSET VALUE

The net asset value per share is computed as of the close of trading (generally, 4:00 p.m. eastern time) on the New York Stock Exchange each day on which the Exchange is open for trading or on any other day on which there is a sufficient degree of trading in the underlying assets of the Fund such that the Fund's net asset value may be materially affected. The net asset value of the Fund's shares is determined by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding. Portfolio securities which are traded or listed on a national securities exchange are valued at the last sales price thereof at the time of computation or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices at the time of computation, or in the case of National Market Issues, the last sales price. Securities for which market quotations are not readily available, and other assets of the Fund, are valued at fair value as determined in good faith by the Fund's Board of Directors.


                                SHARE REDEMPTION

The Fund reserves the right in extraordinary circumstances to pay the redemption price in whole or in part in portfolio securities if deemed advisable by the Board of Directors or any executive officer of the Fund. However, this option to redeem in portfolio securities is limited with respect to each shareholder during any 90-day period to an amount not in excess of the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If redemption is made in portfolio securities, the shareholder would incur brokerage expense if he or she sold the securities received. An officer of the Fund would only make such a decision in cases of extreme urgency where there was not sufficient time for the Board of Directors to act, and such action would be subsequently reviewed by the Board of Directors.

The Board of Directors may by resolution, as provided by the Fund's Articles of Incorporation, establish a redemption fee of not more than 1% of net asset value for redemption of shares which have been outstanding less than one year. If such a fee is established, shareholders will be given at least 30 days' advance notice thereof.

The Fund may, by resolution of the Board of Directors, after giving at least six months' written notice to the shareholder, redeem pursuant to the Fund's Articles of Incorporation, all shares owned by any shareholder who (a) has been a shareholder of record for more than five consecutive years; and (b) does not own shares the original cost (purchase price) of which exceed $200 in the aggregate at the time of redemption. For purposes of the foregoing where multiple purchases and redemptions of shares have occurred and the Fund is unable to specifically determine the original cost of the shares held by the shareholder, the Fund shall deem those shares held at the time of such redemption to be those acquired at the lowest original cost. The Directors have taken no action on this matter but may consider it from time to time. Shareholders will be notified if the Board of Directors adopts such a resolution.

The Fund intends to exercise at all times the right provided in its Articles of Incorporation to redeem at net asset value any portion of the shares owned beneficially or of record by any shareholder, except corporate affiliates of Sentry Insurance or other shareholders who have entered into agreements with the Fund designed to take into account the interests of all shareholders, in excess of 4.9% of the outstanding shares of the Fund. This right will not be exercised if a shareholder's percentage of ownership exceeds 4.9% of the outstanding shares as a result of redemptions by other shareholders or the reinvestment of any dividends or capital gains distributions.


                            PERFORMANCE INFORMATION

As described in the Prospectus, the Fund's historical performance may be shown in the form of "average annual total return" and "total return" figures, both of which measure the income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of the Fund.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed in the Prospectus to be an initial investment of $10,000) in the Fund's shares on the first day of the period and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The Fund's performance quotations are based upon the historical earnings and are not necessarily representative of future performance. Returns and net asset value of the shares will fluctuate. Some of the factors affecting the Fund's performance are general market conditions, operating expenses and investment management. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.


The average annual total return figures for the Fund for the one, five, and ten-year periods ended October 31, 1995, are 12.97%, 14.18% and 12.31%, respectively. The total return figures for the same periods ended October 31, 1995, are 12.97%, 94.1% and 219.2%, respectively. These figures do not reflect the applicable sales load imposed prior to March 1, 1991.





                            TAX STATUS AND TAXATION

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Accordingly, if all taxable net investment income and net capital gains are distributed to the shareholders, the Fund will not be subject to federal income tax.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of the Fund's net ordinary income for the calendar year plus 98% of its net capital gain income for the one year period ending October 31. The Fund intends to declare or distribute dividends during the calendar year of an amount sufficient to prevent imposition of the 4% excise tax.

A portion of the ordinary income dividends paid by the Fund may be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the fiscal year.

At the time an investor purchases shares of the Fund, a portion of the per share net asset value may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund.

Subsequent distributions (or portions thereof) on such shares may in reality represent a return of capital but will be taxable to the shareholder even if the net asset value of the shareholder's Fund shares is, as a result of the distributions, reduced below the shareholder's cost for such shares. For federal tax purposes, however, the shareholder's original cost continues as the tax basis of the shares and, on redemption, capital gain or loss will generally be recognized on the difference between original cost and the redemption price. This discussion and the discussion in the Prospectus under "Distributions to Shareholders and Taxation" relate solely to federal income taxation. Distributions may also be subject to state taxes.

Any loss recognized on the redemption of Fund shares held six months or less will be a long-term capital loss to the extent of any long-term capital gain dividends received on such shares. All or a portion of any loss realized on the redemption of Fund shares may be suspended for federal income tax purposes if the shareholder reinvests in shares of the Fund within 30 days before or after the redemption.

The Fund is required to withhold federal income tax at the rate of 31% (commonly called "backup withholding") on dividend distributions to certain types of shareholders and from redemptions from their accounts with the Fund if
(i) the shareholder fails to furnish the Fund with the shareholder's taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the number furnished by the shareholder is incorrect, (iii) the IRS notifies the Fund that the shareholder has failed to report properly certain income on his or her return, or (iv) the shareholder fails to certify that he or she is not subject to backup withholding when required to do so.

The Fund is also required by law to withhold 20% of the taxable portion of certain distributions from qualified retirement plans and 403(b) annuities. This withholding requirement applies to any distribution from a qualified retirement plan or 403(b) annuity that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or to any part of a distribution that is transferred directly from the Fund to another qualified retirement plan, 403(a) annuity plan or IRA. Shareholders should consult their tax advisers regarding this 20% withholding requirement.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed in an applicable tax treaty.


                           CAPITALIZATION OF THE FUND

Sentry Fund, Inc. has an authorized capital of 10,000,000 shares of capital stock of a par value of $1 each. Each share is of the same class and has equal, non-cumulative rights as to voting (with each full share entitled to one vote), redemption, dividends and liquidation. Fund shares are fully-paid and nonassessable upon their issuance and have no preemptive, conversion or exchange rights, nor is there any liability of shareholders to further calls or to assessment.


                                   CUSTODIAN

Citibank, N.A., 399 Park Avenue, New York, New York, is custodian of the Fund's securities and cash and handles receipts and disbursements for the Fund pursuant to a Custodian Agreement. The custodian performs no management or policymaking functions for the Fund. Its compensation is based on the number of shares in the Fund's portfolio and the number of portfolio transactions.


                            INDEPENDENT ACCOUNTANTS

The Fund's independent accountants, Coopers & Lybrand L.L.P., 203 North LaSalle Street, Chicago, Illinois, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's income tax statements, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                               SENTRY FUND, INC.

                PORTFOLIO OF SECURITIES AND FINANCIAL STATEMENTS


                           OCTOBER 31, 1995 AND 1994

  [PORTFOLIO OF INVESTMENT SECURITIES -- October 31, 1995 SENTRY FUND, INC.]



                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                         --------
                COMMON STOCKS (90.8%)
                BUSINESS & CONSUMER SERVICES (11.8%)
   25,000       American Greetings Corp. ..................  $  787,500
   74,250       Analysts Int'l Corp........................   2,199,656
   25,000       Deluxe Corp. ..............................     671,875
   67,500   +   FiServe, Inc. .............................   1,738,125
   25,000       Block (H & R), Inc. .......................   1,031,250
   75,000   +   Jaco Electronics, Inc. ....................     993,750
  239,500   +   Richey Electronics, Inc. ..................   2,035,750
   39,500       Technalysis Corporation ...................     478,938

                DRUG & HEALTH CARE (4.0%)
   41,200       Bristol-Myers Squibb Co. ..................   3,141,500
   25,000   +   Uromed Corp. ..............................     265,625

                ELECTRICAL EQUIPMENT (2.5%)
   33,600       General Electric Co. ......................   2,125,200

                ELECTRONICS (7.5%)
   40,000       Int'l. Business Machines Corp. ............   3,890,000
  110,000 +     Recoton Corp. .............................   2,447,500

                ENERGY (7.2%)
   30,700 +     Belden & Blake Corp. ......................     445,629
   27,300       Cabot Oil & Gas Corp. .....................     365,137
  113,000 +     Coho Energy, Inc. .........................     579,125
   38,000 +     Dual Drilling Co. .........................     370,500
    5,000       Exxon Corporation .........................     381,875
   15,000 +     Newpark Resources, Inc. ...................     238,125
   60,000 +     Oceaneering International, Inc. ...........     570,000
  190,000 +     Pool Energy Services Co. ..................   1,757,500
   10,000       Texaco, Inc. ..............................     681,250
   20,000       USX-Marathon Group ........................     355,000
   12,675 +     Weatherford Enterra, Inc. .................     305,784

                FINANCIAL (13.0%)
   20,000       Boatmen's Bancshares, Inc. ................     760,000
   50,000       First Financial Corp. (Wisc)...............   1,068,750
   20,000       Firstar Corp. .............................     707,500
   40,400       National City Corp. .......................   1,247,350
  110,000       PNC Bank Corp. ............................   2,887,500
   60,000 +     Security Capital Corp. ....................   3,285,000
   45,000       Washington Federal, Inc. ..................   1,029,375

                FOODS & RESTAURANT (12.9%)
   90,000 +     Ihop Corp. ................................   1,935,000
   45,000 +     Int'l Dairy Queen Class A..................     956,250
   65,000       Lancaster Colony Corp. ....................   2,161,250
  100,000       McDonald's Corp. ..........................   4,100,000
   70,000       Richfood Holdings, Inc. ...................   1,750,000

                HOUSING (1.4%)
   75,000 +     American Homestar Corp. ...................   1,200,000

                LEISURE (0.3%)
   25,000       Arctco, Inc. ..............................     281,250

                MANUFACTURING (1.9%)
   25,000 +     Baldwin Piano & Organ Co. .................     321,875
   53,900 +     Medar, Inc. ...............................     458,150
   50,000 +     Plexus Corp. ..............................     787,500

                RETAIL (9.2%)
   70,000       Baker (J), Inc. ...........................     402,500
   80,000 +     Best Buy Co., Inc. ........................   1,660,000
   20,000       CPI Corp. .................................     365,000
   20,000 +     Dress Barn, Inc. ..........................     195,000
   27,600       K Mart Corp. ..............................     224,250
   50,000 +     Mac Frugal's Bargain-Clothing, Inc. .......     593,750
  150,000       Walgreen Company ..........................   4,275,000

                TOBACCO (9.2%)
   60,000       Philip Morris Cos., Inc. ..................   5,070,000
   90,000       UST, Inc. .................................   2,700,000

                TRANSPORTATION (9.9%)
   27,000 +     Cherry Corp. The Class A...................     337,500
   10,000 +     Cherry Corp. The Class B...................     135,000
   50,000 +     Custom Chrome, Inc. .......................   1,256,250
   36,000       Excel Industries, Inc. ....................     432,000
  120,000       Harley-Davidson, Inc. .....................   3,210,000
   50,000 +     HI-LO Automotive, Inc. ....................     293,750
   10,000       Smith (A O) Corp. .........................     207,500
  114,000 +     Starcraft Automotive Corp. ................     741,000
   66,800       Wabash National Corp. .....................   1,695,050
                                                             ----------
                TOTAL COMMON STOCKS                          76,586,894
                (Cost $50,037,249)                           ----------




PRINCIPAL                                                       VALUE
  AMOUNT        SHORT-TERM SECURITIES (8.7%)                   (NOTE 1)
---------                                                      --------
                COMMERCIAL PAPER - DISCOUNTED
  848,000       IBM Credit Corp.
                  Note due 11/03/95                             847,730
  991,000       Household Finance
                  Note due 11/07/95                             990,054
1,485,000       Household Finance
                  Note due 11/10/95                           1,482,872
  305,000       Norwest Financial, Inc.
                  Note due 11/14/95                             304,369
  726,000       General Electric Capital Corp.
                  Note due 11/14/95                             724,503
  847,000       Ford Motor Credit Corp.
                  Note due 11/17/95                             844,843
1,207,000       IBM Credit Corp.
                  Note due 11/21/95                           1,203,164
  930,000       Ford Motor Credit Corp.
                  Note due 11/27/95                             926,145
                                                             ----------
                TOTAL SHORT-TERM SECURITIES                   7,323,680
                (Cost $7,323,680)                            ----------

                TOTAL INVESTMENTS (99.5%)                    83,910,574
                (Cost $57,360,929)

                CASH AND RECEIVABLES
                  LESS LIABILITIES (0.5%)                       463,116
                                                             ----------
                NET ASSETS (100%)                           $84,373,690
                                                            ===========





+Non-income producing security during the year ended October 31, 1995.




                 See accompanying notes to financial statements

                               SENTRY FUND, INC.


  STATEMENT OF ASSETS AND LIABILITIES
        OCTOBER 31, 1995




ASSETS:
 Investments in securities, at
   market value (cost $57,360,929)           $83,910,574
 Cash                                            116,935
 Receivables:
   Investment securities sold                    457,500
   Dividends                                      63,258
                                             -----------
      Total assets                                         $84,548,267

LIABILITIES:
 Investment advisory fees                        162,289
 Transfer agent fees                               2,156
 Custodian fees                                    1,482
Professional services                              8,650
                                             -----------
      Total liabilities                                        174,577
                                                           -----------
NET ASSETS                                                 $84,373,690
                                                           ===========
ANALYSIS OF NET ASSETS:
 Capital shares                                            $51,857,561
 Undistributed net investment income                           473,835
 Undistributed net realized gain on
     sales of investments                                    5,492,649
 Unrealized appreciation on investments                     26,549,645
                                                           -----------
 Net assets applicable to outstanding shares               $84,373,690
                                                           ===========
 Capital Shares Outstanding                                  5,179,457
                                                           ===========
 Net Asset Value and
  Redemption and Offering Price per Share                       $16.29
                                                                ======
     STATEMENT OF OPERATIONS
   FOR THE YEAR ENDED OCTOBER 31, 1995

 INVESTMENT INCOME:
  Income:
   Dividends                                 $1,389,925
   Interest                                     257,099
                                             ----------
   Total investment income                                  $1,647,024

  Expenses:
   Investment advisory fees                     609,977
   Transfer agent fees                           24,781
   Professional services                         12,507
   Printing, stationery and postage               6,160
   Licenses and fees                             17,435
   Directors' fees                                3,000
   Other expenses                                22,944
                                             ----------
        Total expenses                                          696,804
                                                            -----------
           Net investment income                                950,220
                                                            -----------
 NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on sales of investments                   5,767,028
  Increase in unrealized appreciation
   of investments                                             3,352,885
                                                            -----------
  Net realized and unrealized gain
  on investments                                              9,119,913
                                                            -----------
  Net increase in net assets resulting
  from operations                                           $10,070,133
                                                            ===========


                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 1995 and 1994

                                                         1995          1994
                                                     ------------  ------------
OPERATIONS:
  Net investment income                              $  950,220    $   919,248

  Net realized gain on sales
    of investments                                    5,767,028      3,943,899

  Increase (decrease) in unrealized
    appreciation on investments                       3,352,885     (1,189,105)
                                                     -----------   ------------
  Net change in net assets
    resulting from operations                        10,070,133      3,674,042
                                                     -----------   ------------
DISTRIBUTIONS:
    Dividends from net
      investment income                                (891,072)    (1,081,076)
    Distributions of net realized gains              (3,961,557)    (4,984,358)
                                                     -----------   ------------
    Total distributions to shareholders              (4,852,629)    (6,065,434)
                                                     -----------   ------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sale of shares                  4,714,480      6,585,067
    Net asset value of shares issued to
      shareholders in reinvestment
      of distributions                                4,805,308      6,006,955
                                                     -----------   ------------
                                                      9,519,788     12,592,022
    Cost of shares redeemed                          (9,985,556)    (6,893,914)
                                                     -----------    -----------
    (Decrease) increase in net assets
       derived from capital share
       transactions                                    (465,768)     5,698,108
                                                     -----------   ------------
NET ASSETS:
     Total increase in net assets                      4,751,736     3,306,716
     Beginning of year                                79,621,954    76,315,238
                                                     -----------   ------------
     End of year (including
       undistributed net investment
       income of $473,835 and
       $414,687, respectively)                       $84,373,690   $79,621,954
                                                     ===========   ============


NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

   Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


a. Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.


b. Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.


c. Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


                See accompanying notes to financial statements

2.   CAPITAL SHARES



     At October 31, 1995, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1995 and 1994 were as follows:



                                                                          1995          1994
                                                                       ---------      ---------
      Shares sold                                                        312,285        437,630
      Shares issued to shareholders in reinvestment of distributions     345,286        407,772
                                                                       ---------      ---------
                                                                         657,571        845,402
      Shares redeemed                                                   (652,520)      (462,807)
                                                                       ---------      ---------
           Net increase in shares outstanding                              5,051        382,595
                                                                       =========      =========





3.   PURCHASES AND SALES OF SECURITIES



     Purchases and sales of common stock during the year ended October 31, 1995 aggregated $20,368,130 and $29,704,280, respectively.



4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES



     Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1995.



     Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $8,302 in commissions to sales representatives for the year ended October 31, 1995. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.



     As of October 31, 1995, affiliates of Sentry Insurance and the Sentry 401K Plan held 25% and 37%, respectively, of the Fund's outstanding capital stock.



5.   DISTRIBUTIONS TO SHAREHOLDERS



     Net realized gains from security transactions are distributed to shareholders in the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 21, 1994 and June 8, 1995, the Fund distributed $3,696,206 ($.71 per share) and $265,351 ($.05 per share) related to the prior fiscal year's net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1995 will be paid out on December 19, 1995. On December 21, 1994, and June 8, 1995, the Fund distributed $572,651 ($.11 per share) and $318,421 ($.06 per share), respectively, from net investment income.

6.  INCOME TAX INFORMATION



    Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1995 were as follows:



                                                     1995
                                                 ------------
                   Gross unrealized gains         $30,959,524
                   Gross unrealized losses          4,409,879
                                                  -----------
                      Net                         $26,549,645
                                                  ===========





    The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1995 was $57,360,929.




FINANCIAL HIGHLIGHTS



    The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:




                                                               YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------
                                                      1995       1994             1993           1992        1991
                                                    -------     -------         -------         -------     ------
     Net Asset Value, Beginning of Period           $ 15.39     $ 15.93         $ 15.17         $ 15.34     $ 12.04
                                                    -------     -------         -------         -------     -------
     Income From Investment Operations
     ---------------------------------
       Net Investment Income                            .18         .18             .23             .29         .36
       Net Realized and Unrealized Gains
         on Investments                                1.65         .53            1.12            1.03        3.95
                                                    -------     -------         -------         -------     -------
     Total from Investment Operations                  1.83         .71            1.35            1.32        4.31

     Less Distributions
     ------------------
       Dividends From Net Investment Income            (.17)       (.22)           (.23)           (.35)       (.36)
       Distribution From Net Realized Gains            (.76)      (1.03)           (.36)          (1.14)       (.65)
                                                    -------     -------         -------         -------     -------
     Total Distributions                               (.93)      (1.25)           (.59)          (1.49)      (1.01)

     Net Asset Value End of Period                  $ 16.29     $ 15.39         $ 15.93         $ 15.17     $ 15.34
                                                    =======     =======         =======         =======     =======
     Total Return                                     12.97%       4.86%           9.17%           9.09%      37.59%

     Net Assets, End of Period (in Thousands)       $84,374     $79,622         $76,315         $69,454     $60,931
     Ratio of Expenses to Average Net Assets            .86%        .86%            .87%            .88%        .84%
     Ratio of Net Investment Income to
      Average Net Assets                               1.17%       1.19%           1.48%           1.95%       2.56%
     Portfolio Turnover Rate                          26.54%      16.31%          22.34%          12.58%       2.53%

INDEPENDENT ACCOUNTANTS' REPORT



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:



We have audited the accompanying statement of assets and liabilities of Sentry Fund, Inc., including the portfolio of investment securities, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sentry Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Coopers & Lybrand LLP


Chicago, Illinois
November 29, 1995

                                    PART C

                                    PART C


                              OTHER INFORMATION
                              -----------------

ITEM 24

      (a)  Financial Statements of Sentry Fund, Inc.

           Included in Part A:

                 Financial Highlights

           Included in Part B:

                 Portfolio of Investment Securities, October 31, 1995

                 Statement of Assets and Liabilities, October 31, 1995

                 Statement of Operations for the Year Ended October 31, 1995

                 Statements of Changes in Net Assets for the Years Ended
                       October 31, 1995 and 1994

                 Notes to Financial Statements

                 Financial Highlights

                 Independent Accountants' Report







All other schedules not included have been omitted as they are not applicable or the information required is shown elsewhere in the financial statements.

ITEM 24


         (b)     Exhibits

                 1.       Articles of Incorporation of Registrant (1)

                 2.       (a)     Bylaws of Registrant (2)

                          (b) Rules and Regulations adopted by Board of Directors (3)

                 3.       Inapplicable

                 4.       Specimen Stock Certificate (4)

                 5. Form of Investment Advisory Agreement between Registrant and Sentry Investment Management, Inc. dated March 1, 1991 (8)

                 6.       (a)     Form of Underwriter Agreement between
                          Registrant and Sentry Equity Services, Inc. dated December 4, 1990 (8)

                          (b)     Form of Dealer Agreement (8)

                 7.       Inapplicable

                 8. Form of Custodian Agreement between Registrant and Citibank, N.A. dated May 1, 1989 (5)

                 9.       (a)     Form of Agency Agreement between Registrant
                                  and Sentry Equity Services, Inc. (3)

                          (b) Form of Name Agreement between Registrant and Hardware Mutual Casualty Company (1)

                          (c) Form of Agreement between Sentry Equity Services, Inc. and Hardware Mutual Casualty Company (3)


                 10. Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant (4)


                 11.      Consent of Coopers & Lybrand L.L.P.

                 12.      Inapplicable

                 13.      Inapplicable

                 14.      (a)     Model Keogh Plan, Custodial Agreement and
                                  Adoption Agreement (6)

                          (b)     Model Individual Retirement Custodian Account
                                  (7)

                          (c)     Model IRA Disclosure Statement (7)

                 15.      Inapplicable

                 16.      Performance Computation Schedule (9)


                 17.      Financial Data Schedule (10)



                 18.      Inapplicable


(1) Items 1 and 9(b) are incorporated herein by reference to such items in the Registration statement under the Securities Act of 1933 of Registrant on Form N-8B-1 filed on or about July 18, 1969.

(2) Item 2(a) is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 18 to Form N-1A filed on or about December 30, 1980.

(3) Items 2(b), 9(a) and 9(c) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 1 to Form N-8B-1 filed on or about May 18, 1970.

(4) Items 4 and 10 are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 1 to Form S-5 filed on or about May 18, 1970.

(5) Item 8 is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 27 to Form N-1A filed on or about February 28, 1990.

(6) Item 14(a) is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 26 to Form N-1A filed on or about February 28, 1989.

(7) Items 14(b) and 14(c) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 23 to Form N-1A filed on or about January 28, 1986.

(8) Items 5, 6(a) and 6(b) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 28 to Form N-1A filed on or about March 1, 1991.

(9) Item 16 is incorporated by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 30 to Form N-1A filed on or about February 20, 1993.


(10) Item 17 is incorporated by reference to such item in the Form N-SAR filing made by Registrant on or about December 29, 1995.


ITEM 25.         Persons Controlled by or under Common Control with Registrant


         The following is a description of all persons who might be considered to be directly or indirectly controlled by or under common control with the
Registrant:


1. Sentry Insurance a Mutual Company ("Sentry Insurance"), a Wisconsin corporation, is affiliated with the Registrant, a Maryland corporation.


2. Sentry Insurance is also affiliated with Sentry Foundation, Inc., a Wisconsin corporation.


3. Sentry Insurance is also affiliated with Sentry Lloyd's of Texas, a Texas Lloyd's corporation.


4.       The following companies are wholly-owned subsidiaries of Sentry
         Insurance:



         (a) Middlesex Insurance Company ("Middlesex"), a Wisconsin corporation;


         (b) Dairyland Insurance Company ("Dairyland"), a Wisconsin corporation;


         (c) Sentry Life Insurance Company ("Sentry Life"), a Wisconsin corporation;


         (d)     Parker Stevens Agency, Inc., a Wisconsin corporation;


         (e) Parker Stevens Agency of Mass., Inc., a Massachusetts corporation;


         (f)     Sentry Investment Management, Inc., a Delaware corporation;


         (g)     Sentry Equity Services, Inc., a Delaware corporation;


         (h)     Sentry Services, Inc., a Wisconsin corporation;


         (i)     Sentry Aviation Services, Inc., a Wisconsin corporation; and


         (j)     WAULECO, Inc., a Wisconsin corporation.



5. Patriot General Insurance Company, a Wisconsin corporation, is a wholly-owned subsidiary of Middlesex.



6. Sentry Life Insurance Company of New York, a New York corporation, is a wholly-owned subsidiary of Sentry Life.



7. Dairyland County Mutual Insurance Company of Texas, a Texas corporation, is affiliated with Dairyland.

ITEM 26.         Number of Holders of Securities (As of January 15, 1996)

Title of Class                                     Number of Record Holders
--------------                                     ------------------------
Common Stock,  $1.00 par value                              2,690


ITEM 27.         Indemnification

         The Maryland General Corporation Law, Section 2-418 provides for indemnification of directors, officers, employees and agents. Officers, directors, employees and agents of the Fund will be indemnified to the fullest extent allowed by Maryland law.

         Article VII, Section "H" of the Registrant's Articles of
Incorporation provides that the Registrant will indemnify its directors and officers against expenses, judgments, fines and settlements reasonable incurred by them by reason of their offices, provided that such persons acted in good faith and subject to other specified conditions. In addition, the same section of the Articles permits the Registrant to purchase insurance against certain liabilities of directors and officers.

         In accordance with Section 17(h) of the Investment Company Act, this provision of the Articles shall not protect any person against any liability to the Registrant or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant participates in an insurance policy covering the Registrant and the Investment Adviser and their respective directors, officers, and employees against certain liabilities arising out of acts, omissions and breaches of duty in connection with their offices and employment with such entities. This insurance policy has limits of $2,500,000 per occurrence and $10,000,000 in the aggregate.

ITEM 28.         Business and Other Connections of Investment Adviser

         Sentry Investment Management, Inc., the investment adviser of the Registrant, also acts as investment adviser to other companies (primarily insurance companies) affiliated with the adviser.

         The following table describes all other business, professions, vocations and employments of a substantial nature in which each director or officer of the adviser is, or has been during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The principal business address for the companies listed is 1800 North Point Drive, Stevens Point, Wisconsin 54481.

                           Capacity with
                         Sentry Investment            Substantial Business
       Name              Management, Inc.             and Other Connections
       ----              -----------------            ---------------------
Steven R. Boehlke       Director (Chairman           President of Sentry Fund,
                        of the Board) and            Inc.; Vice President -
                        President                    Investments of Sentry Insurance a Mutual Company ("Sentry
                                                     Insurance"); and a director of the following subsidiaries and affiliates of Sentry Insurance: WAULECO, Inc., Patriot General
                                                     Insurance Company, Middlesex Insurance Company, Sentry Life
                                                     Insurance, and Sentry Life Insurance Company of New York.

Larry C. Ballard        Director                     Chairman of the Board, President and Chief Executive Officer of
                                                     Sentry Insurance; Chairman of the Board and Chief Executive Officer
                                                     of Sentry Life Insurance Company; and an officer and a director of various other companies in the Sentry Group.

William J. Schaars      Vice President and           None
                        Treasurer

William M. O'Reilly     Secretary and Director       Vice President, General Counsel and Corporate Secretary of Sentry
                                                     Insurance; Secretary of Sentry Fund, Inc.; and an officer and a director of various other companies in the Sentry Group.


ITEM 29.         Principal Underwriters

         (a)     None

         (b) The principal business address of each director and officer of the principal underwriter is 1800 North Point Drive, Stevens Point, Wisconsin 54481. Other required information is as follows:


      (1)                                  (2)                             (3)
      Name                            Positions and                   Positions and
      ----                      Offices with Underwriter         Offices with Registrant
                                ------------------------         -----------------------
John A. Stenger                        President                      Vice President
David M. Potts                         Vice President                 None
Thomas H. Weingarten                   Treasurer                      Treasurer
William M. O'Reilly                    Secretary                      Secretary
Larry C. Ballard                       Director                       None
Dale R. Schuh                          Director (Chairman             Director (Chairman
                                       of the Board)                  of the Board)
Wayne R. Ashenberg                     Director                       Director


         (c)     Inapplicable.

ITEM 30.         Location of Accounts and Records

         All accounts, books and other documents are maintained at the offices of Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, Wisconsin 54481.

ITEM 31.         Management Services

         None.

ITEM 32.         Undertakings

         The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this amendment to its Registration Statement meets all the requirements for effectiveness of this Registration pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Stevens Point, and State of Wisconsin, on February 19, 1996.


                                        SENTRY FUND, INC., Registrant

                                BY:      s/Steven R. Boehlke
                                        --------------------------------
                                        Steven R. Boehlke, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Principal Executive Officers and Directors                         Date
  s/Dale R. Schuh                                             February 19, 1996
------------------------------------------              -----------------------------
Dale R. Schuh, Chairman of the Board
(Principal Executive Officer)

  s/Steven R. Boehlke                                         February 19, 1996
------------------------------------------              -----------------------------
Steven R. Boehlke, President

  s/Thomas H. Weingarten                                      February 19, 1996
------------------------------------------              -----------------------------
Thomas H. Weingarten, Treasurer
(Principal Financial Officer)

  s/John A. Stenger                                           February 19, 1996
------------------------------------------              -----------------------------
John A. Stenger, Vice President

  s/William M. O'Reilly                                       February 19, 1996
------------------------------------------              -----------------------------
William M. O'Reilly, Secretary

  s/David W. Graebel                                          February 19, 1996
------------------------------------------              -----------------------------
David W. Graebel, Director

  s/Thomas R. Copps                                           February 19, 1996
------------------------------------------              -----------------------------
Thomas R. Copps, Director

  s/Steven J. Umland                                          February 19, 1996
------------------------------------------              -----------------------------
Steven J. Umland, Director

  s/Wayne R. Ashenberg                                        February 19, 1996
------------------------------------------              -----------------------------
Wayne R. Ashenberg, Director


                               INDEX TO EXHIBITS

                                    Exhibits

           1.    Articles of Incorporation of Registrant (1)

           2.    (a)   Bylaws of Registrant (2)

                 (b)   Rules and Regulations adopted by Board of Directors (3)

           3.    Inapplicable

           4.    Specimen Stock Certificate (4)

           5. Form of Investment Advisory Agreement between Registrant and Sentry Investment Management, Inc. dated March 1, 1991 (8)

           6.    (a)   Form of Underwriter Agreement between Registrant and
                       Sentry Equity Services, Inc. dated December 4, 1990 (8)

                 (b)   Form of Dealer Agreement (8)

           7.    Inapplicable

           8. Form of Custodian Agreement between Registrant and Citibank, N.A. dated May 1, 1989 (5)

           9.    (a)   Form of Agency Agreement between Registrant and Sentry
                       Equity Services, Inc. (3)

                 (b) Form of Name Agreement between Registrant and Hardware Mutual Casualty Company (1)

                 (c) Form of Agreement between Sentry Equity Services, Inc. and Hardware Mutual Casualty Company (3)


           10. Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant (4)


           11.   Consent of Coopers & Lybrand L.L.P.

           12.   Inapplicable

           13.   Inapplicable

           14.   (a)   Model Keogh Plan, Custodial Agreement and Adoption
                       Agreement (6)

                 (b)   Model Individual Retirement Custodian Account (7)

                 (c)   Model IRA Disclosure Statement (7)

           15.   Inapplicable

           16.   Performance Computation Schedule (9)

           17.   Financial Data Schedule (10)



           18.   Inapplicable


(1) Items 1 and 9(b) are incorporated herein by reference to such items in the Registration statement under the Securities Act of 1933 of Registrant on Form N-8B-1 filed on or about July 18, 1969.

(2) Item 2(a) is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 18 to Form N-1A filed on or about December 30, 1980.

(3) Items 2(b), 9(a) and 9(c) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 1 to Form N-8B-1 filed on or about May 18, 1970.

(4) Items 4 and 10 are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 1 to Form S-5 filed on or about May 18, 1970.

(5) Item 8 is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 27 to Form N-1A filed on or about February 28, 1990.

(6) Item 14(a) is incorporated herein by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 26 to Form N-1A filed on or about February 28, 1989.

(7) Items 14(b) and 14(c) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 23 to Form N-1A filed on or about January 28, 1986.

(8) Items 5, 6(a) and 6(b) are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 28 to Form N-1A filed on or about March 1, 1991.

(9) Item 16 is incorporated by reference to such item in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 30 to Form N-1A filed on or about February 20, 1993.


(10) Item 17 is incorporated by reference to such item in the Form N-SAR filing made by Registrant on or about December 29, 1995.